UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Reservoir Corporate Centre
4 Research Drive, Suite 402	06484
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (203) 242-3076

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On September 9, 2014, Nxt-ID, Inc., a Delaware Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Northland Securities, Inc., The Benchmark Company, LLC, and Newport Coast Securities Inc. (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase for resale to the public (the “Offering”), subject to the terms and conditions expressed therein, an aggregate 2,127,273 shares of common stock, par value $0.0001 per share (the “Shares”) and 2,127,273 warrants to purchase shares of common stock (the “Warrants”), at a combined price to the public of $2.75 per share and related warrant, for an aggregate of $5,850,000 in gross proceeds less underwriting discounts and offering expenses payable by the Company and assuming no exercise of the underwriter’s over-allotment option.  In addition, the Company granted the Underwriters a 45-day option to purchase up to an additional 319,090 Shares and 319,090 Warrants to cover over-allotments, if any. The warrants are exercisable for a period of five years beginning on the closing date of the offering at an exercise price of $3.288 per share.

The Company expects the Offering to close on or about September 15, 2014, subject to the satisfaction of customary closing conditions.  The Underwriting Agreement provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to reimburse the Underwriters for payments that the Underwriters may be required to make because of such liabilities.

The Company conducted the Offering pursuant to a Registration Statement on Form S-1 (File No 333 - 197845), which was declared effective by the Securities and Exchange Commission on September 9, 2014.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is incorporated by reference hereto and was filed as Exhibit 1.1 to the Company’s Amendment No. 1 to the Registration Statement on Form S-1, which was filed with the Securities and Exchange Commission on August 14, 2014.

Item 8.01. Other Events.

On September 10, 2014, the Company issued a press release announcing the pricing of the Offering.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

(d)	Exhibits:

	99.1	Press Release of Nxt-ID, Inc., dated September 10, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2014	NXT-ID, INC.

	By:	/s/ Gino Pereira
Name: Gino Pereira
Title: Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Nxt-ID, Inc., dated September 10, 2014

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